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                                                                   EXHIBIT 10.44

                                FOURTH AMENDMENT

      THIS FOURTH AMENDMENT dated as of September 5, 2003 (this "Amendment") is among DREYER'S GRAND ICE CREAM, INC. (the "Company"), DREYER'S GRAND ICE CREAM HOLDINGS, INC. ("New Dreyer's"), and each of the institutions which is a signatory to this Amendment (collectively, the "Noteholders").

      WHEREAS, the Company, New Dreyer's and the Noteholders are parties to an Amended and Restated Note Purchase Agreement dated June 6, 1996, as amended and restated as of June 27, 2003 (the "Note Purchase Agreement"; capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Note Purchase Agreement); and

      WHEREAS, the parties hereto have agreed to amend the Note Purchase Agreement as more fully set forth below;

      NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1. AMENDMENTS. Subject to the satisfaction of the applicable conditions precedent set forth in Section 3, the Company, New Dreyer's, and the Required Holders agree that, on the Fourth Amendment Effective Date (as defined below), the Note Purchase Agreement shall be amended as set forth below.

      1.1 Addition of definition of Adjusted EBITDA. The following definition of "Adjusted EBITDA" is added to Schedule B in appropriate alphabetical sequence:

            "Adjusted EBITDA" means, for any Person for any period, such Person's consolidated earnings before interest, taxes, depreciation and amortization of non-cash charges, all determined on a consolidated basis and in accordance with GAAP for such period, plus, in the case of New Dreyer's and the Company, to the extent deducted in determining consolidated earnings for such period, (a) the first $110,000,000 of merger-related expenses incurred in connection with the Transaction, (b) the first $103,000,000 of non-cash expenses related to management stock option expense and the accretion of management and employee stock options in connection with the Transaction, (c) the first $70,000,000 goodwill impairment charges taken by NICC in the quarter ending September 29, 2002,
      (d) the first $23,300,000 of asset write-downs taken by NICC in the six months ended June 28, 2003 in connection with, among other things, the sale of assets to CoolBrands International, Inc. and (e) the first $14,400,000 in non-cash charges taken by the Company in the quarter ended June 28, 2003 related to the expensing of "in-process" research and development costs or to losses on brands sold to CoolBrands International, Inc.

      1.2 Effect of Transaction on Accounting Principles. The following clause
(e) is added at the end of Section 10.4.
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            (e) Notwithstanding any other provision of this Agreement to the contrary, all financial computations and similar requirements in this Agreement relating to the second quarter of 2003 and any prior periods shall be made based upon the combined results of the Company and NICC (with appropriate intercompany eliminations).

      1.3 Replacement of EBITDA with Adjusted EBITDA. The term "EBITDA" is replaced by the term "Adjusted EBITDA" in the following places:

      (a) Twice in the definition of "Funded Debt/EBITDA Ratio" (including in the defined term itself).

      (b) Twice in Section 10.4(b) (including in the caption).

      (c) Once in Section 10.4(d).

      1.4 Replacement of "Funded Debt/EBITDA Ratio" with "Funded Debt/Adjusted EBITDA Ratio". Each reference in the Notes to the term "Funded Debt/EBITDA Ratio" is replaced by the term "Funded Debt/Adjusted EBITDA Ratio."

      SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company and New Dreyer's represent and warrant to the Noteholders that (a) the representations and warranties made in Section 5 of the Note Purchase Agreement as amended hereby (as so amended, the "Amended Note Purchase Agreement") are true and correct on and as of the Fourth Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) on and as of the Fourth Amendment Effective Date (and after giving effect hereto), no Default or Event of Default will exist; (c) the execution and delivery by the Company and New Dreyer's of this Amendment and the performance by the Company and New Dreyer's of their respective obligations under the Amended Note Purchase Agreement (i) are within the corporate powers of the Company and New Dreyer's, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and
(iv) do not and will not contravene or conflict with any provision of law or of any agreement or other contract, or any judgment, order or decree, which is binding upon the Company or New Dreyer's; and (d) upon the effectiveness hereof, the Amended Note Purchase Agreement will be the legal, valid and binding obligation of the Company and New Dreyer's, enforceable against the Company and New Dreyer's in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 shall become effective on the date (the "Fourth Amendment Effective Date") on which the Noteholders have received (a) counterparts of this Amendment executed by the Company, New Dreyer's and the Required Holders (it being understood that any party hereto may rely on facsimile confirmation of the execution of a counterpart hereof by any other party hereto); and (b) a confirmation signed by all Guarantors.


                                       2
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      SECTION 4. MISCELLANEOUS.

      4.1 Continuing Effectiveness, etc. As amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Note Purchase Agreement, the Notes and any similar document to the "Note Purchase Agreement" or similar terms shall refer to the Amended Note Purchase Agreement.

      4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Noteholders (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment.

      4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such State.

      4.5 Successors and Assigns. This Amendment shall be binding upon the Company, New Dreyer's and the Noteholders and their respective successors and assigns, and shall inure to the benefit of the Company and the Noteholders and the successors and assigns of the Noteholders.

                             [SIGNATURES TO FOLLOW]




                                       3
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               DREYER'S GRAND ICE CREAM, INC.

                               By:    /s/ William C. Collett
                                      -------------------
                               Name:  William C. Collett
                               Title: Treasurer

                               DREYER'S GRAND ICE CREAM HOLDINGS, INC.

                               By:    /s/ William C. Collett
                                      -------------------
                               Name:  William C. Collett
                               Title: Treasurer


                               THE PRUDENTIAL INSURANCE COMPANY
                               OF AMERICA


                               By:    /s/ Iris Krause
                                      -------------------
                               Name:  Iris Krause
                               Title: Vice President



                               TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


                               By:    /s/ Bill Henricksen
                                      -------------------
                               Name:  Bill Henricksen
                               Title: Vice President




                                      S-1
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                             GUARANTOR CONFIRMATION

      The undersigned Guarantors hereby agree and consent, as of the date first above written, to the terms and provisions of the above Fourth Amendment, and agree that the Guaranty, dated as of June 27, 2003, executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of such Fourth Amendment.

                                    DREYER'S GRAND ICE CREAM HOLDINGS, INC.


                                    By:    /s/ William C. Collett
                                           ----------------------
                                    Name:  William C. Collett
                                    Title: Treasurer


                                    NESTLE ICE CREAM COMPANY, LLC


                                    By:    /s/ William C. Collett
                                           ----------------------
                                    Name:  William C. Collett
                                    Title: Treasurer



                                    EDY'S GRAND ICE CREAM

                                    By:    /s/ William C. Collett
                                           ----------------------
                                    Name:  William C. Collett
                                    Title: Treasurer